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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 1999


                          Discover Card Master Trust I
                -------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                     0-23108                   51-0020270
        --------                     -------                   ----------
       (State of                   (Commission                (IRS Employer
     Organization)                 File Number)             Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                              19720
------------------------------------------                        -----
(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code: (302) 323-7184
                                                   ---------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

               Series 1999-4. On April 22, 1999, the registrant made available to investors a prospectus supplement and prospectus, each dated April 20, 1999, with respect to the issuance of $850,000,000 aggregate principal amount of Series 1999-4 5.65% Class A Credit Card Pass-Through Certificates and $44,737,000 aggregate principal amount of Series 1999-4 5.85% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company ("Greenwood") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 1999-4, to be dated as of April 27, 1999, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

               In connection with the issuance of Series 1999-4, Latham & Watkins, counsel to Greenwood and the Trust, has delivered (i) an opinion to Greenwood (as originator of the Trust), dated April 22, 1999, regarding the legality of the Series 1999-4 5.65% Class A Credit Card Pass-Through Certificates and the Series 1999-4 5.85% Class B Credit Card Pass-Through Certificates upon issuance and sale thereof on April 27, 1999; and (ii) an opinion to Greenwood (as originator of the Trust), dated April 22, 1999, as to certain federal tax matters concerning the Series 1999-4 5.65% Class A Credit Card Pass-Through Certificates and the Series 1999-4 5.85% Class B Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as
Exhibit 5, and the opinion as to certain tax matters is attached as Exhibit 8.

Item 7.        Exhibits

Exhibit No.    Description
----------     -----------

Exhibit 5      Opinion of Latham & Watkins.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 1999-4.

Exhibit 23     Consent of Latham & Watkins (included in Exhibit 5).




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Discover Card Master Trust I
                                      (Registrant)


                                     By: Greenwood Trust Company
                                         (Originator of the Trust)



Date: April 22, 1999                 By: /s/ John J. Coane
                                        --------------------------
                                        John J. Coane
                                        Vice President, Chief Accounting Officer
                                        and Treasurer



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                                INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------

Exhibit 5             Opinion of Latham & Watkins.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 1999-4.

Exhibit 23            Consent of Latham & Watkins (included in Exhibit 5).




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